TCBI Q1 2013 Earnings

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties and are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplements, the Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission (SEC).

Opening Remarks
•
Strong profitability in Q1-2013 with ROA of 1.38% and ROE 15.8%
•
Continued reduction in credit costs and improvement in NPAs
•
Strong growth in LHI and deposits in Q1-2013 despite seasonality;
continued growth in DDAs
•
LHS levels seasonally lower, as expected, on a linked quarter basis;
continuing to take advantage of market demand and expect modest growth for 2013

Financial Review
Net Income and EPS
–
Growth in net income and EPS compared to Q4-2012 and Q1-2012
Operating Leverage, Core Earnings Power & NIM
–
Net Revenue
•
12% growth from Q1-2012
•
4% decrease from Q4-2012 due to seasonal factors for LHS and reduction in days
–
Good growth in LHI average balances
•
Growth of 3% from Q4-2012 despite seasonal weakness
•
Growth of 21% from Q1-2012
–
Margin remained at 4.27%
•
Strong LHI levels with favorable spreads; yields down only slightly
•
Improved funding profile at reduced cost from growth in DDA and total deposits
•
Lower levels in LHS, but strong growth from Q1-2012 and above 2012 average
–
Reduced credit costs with reduction in NPAs and low level of NCOs
Capital
–
Capital position enhanced with successful addition of $150 million of preferred stock

Financial Review
Loan Growth
–
•
Averages increased 3% from Q4-2012 and 21% from Q1-2012
–
•
Balances affected by seasonal factors but not indicative of full year
•
Results remained well above industry trends in mortgage origination and warehouse
Funding
–
Funding profile improved with exceptional DDA and total deposit growth
•
Average  DDA increased 7% from Q4-2012 and 49% from Q1-2012
•
DDA quarter-end balance $98.5 million above Q1-13 average
•
Total average deposits increased 7% from Q4-2012 and 29% from Q1-2012
–
LHS match funded with borrowings and deposits, producing excellent spreads for highly liquid, short-
duration earning assets
Credit Costs
–
Total credit costs of $2.1 million for Q1-2013
•
Provision of $2.0 million compared to $4.5 million in Q4-2012
•
OREO valuation cost of $71,000 compared to $955,000 in Q4-2012 and $2.7 million in Q1-2012
•
NCOs of $1.2 million (7 bps) compared to $3.5 million (21 bps) in Q4-2012 and 6 bps for Q1-2012
–
Favorable trend in NPA ratio with $14.0 million (19%) decrease from Q4-12, including OREO reduction of
$1.6 million (10%)

Broad-based growth in LHI
Average LHS balances down 11% from Q4-2012 and up 16% from Q1-2012

Income Statement - Quarterly

Q1-13 Q4-12 Q3-12 Q2-12 Q1-12
Net interest income
$   98,042 $ 101,155 $   96,855 $   90,640 $   88,229
Non-interest income
11,281 12,836 10,552 10,462 9,190
Net revenue
109,323 113,991 107,407 101,102 97,419
Provision for credit losses
2,000 4,500 3,000 1,000 3,000
OREO valuation and write-down expense
71 955 64 3,123 2,741
Total provision  and OREO valuation 2,071 5,455 3,064 4,123 5,741
Non-interest expense
55,629 59,119 53,457 50,850 49,535
Income before income taxes
51,623 49,417 50,886 46,129 42,143
Income tax expense
18,479 17,982 18,316 16,506 15,062
Net income
33,144 31,435 32,570 29,623 27,081
Preferred stock dividends
81 – – – –
Net income available to common shareholders
$   33,062 $   31,435 $   32,570 $   29,623 $   27,081
Diluted EPS
$         .80 $         .76 $         .80 $         .76 $         .70
Net interest margin
4.27% 4.27% 4.36% 4.49% 4.54%
ROA
1.38% 1.27% 1.40% 1.40% 1.33%
ROE
15.82% 15.35% 17.27% 18.08% 17.36%
Efficiency (1)
50.9% 48.4% 49.8% 50.3% 50.8%
(1)  Excludes OREO valuation charge and $4 million litigation settlement in Q4-12

QTD Average Balances, Yields and Rates

(in thousands) Q1 2013 Q4 2012 Q1 2012
Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate
Assets
Securities $    93,394 4.57% $    103,483 4.55% $137,509 4.24%
Fed funds sold & liquidity investments 103,503 .23% 91,503 .27% 56,318 .36%
Loans held for sale 2,362,646 3.89% 2,658,092 3.96% 2,036,622 4.21%
Loans held for investment 6,842,766 4.77% 6,662,817 4.79% 5,660,993 5.01%
Total loans, net of reserve 9,130,970 4.58% 9,246,997 4.59% 7,627,354 4.84%
Total earning assets 9,327,867 4.53% 9,441,983 4.55% 7,821,181 4.80%
Total assets $9,729,559 $9,869,282 $8,209,190
Total interest bearing deposits $4,988,788 .26% $4,662,116 .28% $4,134,976 .34%
Other borrowings 1,041,573 .17% 1,725,129 .19% 1,554,716 .19%
Subordinated notes 111,000 6.68% 111,000 6.56% – –
Long-term debt 113,406 2.27% 113,406 2.33% 113,406 2.52%
Total interest bearing liabilities 6,254,767 .40% 6,611,651 .40% 5,803,098 .34%
Demand deposits 2,529,927 2,356,758 1,700,390
Stockholders’ equity 854,327 814,565 627,594
$9,729,559 .26% $9,869,282 .27% $8,209,190 .26%
Net interest margin 4.27% 4.27% 4.54%
Liabilities and Stockholders’ Equity
Total liabilities
and stockholders’ equity

Financial Summary

(in thousands)
QTD Averages
Q1 2013 Q4 2012 Q1 2012
Q1/Q4%
Change
YOY %
Change
Total assets $9,729,559 $9,869,282 $8,209,190 (1)% 19%
Loans held for investment 6,842,766 6,662,817 5,660,993 3% 21%
Loans held for sale 2,362,646 2,658,092 2,036,622 (11)% 16%
Total loans 9,205,412 9,320,909 7,697,615 (1)% 20%
Securities 93,394 103,483 137,509 (10)% (32)%
Demand deposits 2,529,927 2,356,758 1,700,390 7% 49%
Total deposits 7,518,715 7,018,874 5,835,366 7% 29%
Stockholders’ equity 854,327 814,565 627,594 5% 36%

Financial Summary

(in thousands)
Period End
Q1 2013 Q4 2012 Q1 2012
Q1/Q4%
Change
YOY %
Change
Total assets $10,020,565 $10,540,542 $8,559,917 (5)% 17%
Loans held for investment 6,920,011 6,785,535 5,792,349 2% 19%
Loans held for sale 2,577,830 3,175,272 2,255,281 (19)% 14%
Total loans 9,497,841 9,960,807 8,047,630 (5)% 18%
Securities 87,527 100,195 123,828 (13)% (29)%
Demand deposits 2,628,446 2,535,375 1,751,443 4% 50%
Total deposits 7,745,831 7,440,804 6,063,558 4% 28%
Stockholders’ equity 1,013,195 836,242 647,341 21% 57%

Revenue and Income Growth
Operating Revenue CAGR: 24%
Net Interest Income CAGR: 25%
Non-interest Income CAGR: 18%
Non-interest Expense CAGR: 18%
Net Income CAGR: 48%
($ in thousands)
Non-Interest Income

(1)  Excludes OREO valuation charge for 2012, 2011 and 2010.
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
2008 2009 2010 2011 2012 Q1 2013
Non -Interest Expense Net Interest Income
109,651
137,733
154,985
181,403
212,961
222,516
174,207
225,951
273,937
335,169
419,919
437,292

EPS Growth
2008
2009^ 2010 2011 2012
5 Year EPS CAGR: 35%
Q1-2013
^Excludes $.15 effect of preferred TARP dividend during 2009. Reported EPS was $0.56.
$0.89
$0.71
$1.00
$1.99
3.01
$0.80
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50

Demand Deposit CAGR: 42%
Total Deposit CAGR: 22%
Loans Held for Investment CAGR: 14%
Deposit and Loan Growth
($ in millions)
Demand Deposits

4028
4457
4711
5572
6786
6920
3333
4121
5455
5557
7441
7746
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
2008 2009 2010 2011 2012 Q1-2013
Loans HFI Interest Bearing Deposits

Business Assets
29%
Energy
8%
Highly Liquid
Assets
2%
Loans held for
sale
27%
Other Assets
3%
Comml. R/E Mkt.
Risk
18%
Residential R/E
Mkt. Risk
6%
Owner Occupie
R/E
5%
Unsecured
2%

TEXAS CAPITAL BANCSHARES, INC.

Loan Portfolio Statistics

Non-accrual loans
Commercial $         20,814
Construction –
Real estate 22,504
Consumer 37
Equipment leases 69
Total non-accrual loans $         43,424
Non-accrual loans as % of
loans held for investment
.63%
Non-accrual loans as % of
total loans
.46%
OREO 14,426
Total Non-accruals +
OREO
$         57,850
Non-accrual loans + OREO
as % of loans held for
investment + OREO
.83%
Total Loans  $9,497,841
All numbers in thousands.
Loan Collateral by Type 3/31/13

Credit Quality
Improved Credit Trends
–
Total credit cost of $2.1 million for Q1-2013, compared to $5.5 million in Q4-2012 and $5.7 million in Q1-2012
•
Provision of $2.0 million for Q1-2013 compared to $4.5 million for Q4-2012 and $3.0 million in Q1-2012, reflecting better credit trends
•
NCOs $1.2 million (7 bps) in Q1-2013 compared to 21 bps in Q4-2012 and 6 bps in Q1-
2012
•
OREO valuation charge of $71,000 compared to $955,000 in Q4-2012 and $2.7 million in
Q1-2012
–
NPA ratio continues to decline
•
Reduction of $14.0 million (19%) from Q4-2012 and $24.9 million (30%) from Q1-2012
•
NPA ratio of .83% compared to 1.06% in Q4-2012 and 1.42% in Q1-2012
•
NPLs at $43.4 million, down $12.4 million from Q4-2012 and down $6.7 million from
Q1-2012
•
NPL ratio at .46% of total loans and .63% of LHI
•
OREO reduction of $1.6 million (10%) from Q4-2012 and $18.2 million (56%) from Q1-
2012
–
Achieved reduction in credit costs consistent with improvement in credit metrics

Credit Quality
Net Charge-offs / Average Loans
* Excludes loans held for sale.
Combined reserve /
Loans
*
1.14% 1.15% 1.31% 1.56% 1.59%
Non-accrual loans +
OREO to loans
*
+
OREO
.83% 1.06% 1.58% 3.25% 2.74%
Combined reserve to
non-accruals
1.7x 1.3x 1.3x .6x .7x
0.07%
0.10%
0.58%
1.14%
0.46%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2013 2012 2011 2010 2009

Closing Comments
•
Strong core earnings power, profitability and growth to continue in 2013
•
Credit costs continue positive trend
•
Strong LHI pipeline and new commitments present opportunity for growth potential
•
LHS average balances to remain high with potential for modest growth with increased market share and participation program

Q&A 17